SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

SINO AMERICAN OIL COMPANY

(Exact name of registrant as specified in its charter)

WYOMING	02-3717729
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2123 Pioneer Ave Cheyenne, WY	82001
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: 024-11489

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

The Description of Registrant’s Securities to be Registered can be found in the Form 1-A/A, filed on May 13, 2021 and incorporated herein by reference.

Item 2.  Exhibits

List below all exhibits filed as a part of the registration statement: N/A

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SINO AMERICAN OIL COMPANY

Date: June 2, 2021

By: /s/ RICHARD TANG

RICHARD TANG

Title: Treasurer, Officer and Director